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                                                                    Exhibit 23.1




                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference of our reports included in this Form 10-K, into the Company's previously filed Registration Statements on Form S-8, No. 333-42785 and No. 333-62773.

ARTHUR ANDERSEN LLP


Atlanta, Georgia
March 24, 1999


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